UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): September 29, 2006

                  CWABS Asset-Backed Certificates Trust 2006-19
                  ---------------------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-135846-06

                                   CWABS, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-135846

                          Countrywide Home Loans, Inc.
                          -----------------------------
             (Exact name of the sponsor as specified in its charter)

                 Delaware                                95-4596514
                 --------                                ----------
      (State or Other Jurisdiction of       (I.R.S. Employer Identification No.
      Incorporation of the depositor)                of the depositor)

         4500 Park Granada, Calabasas, California                     91302
         ----------------------------------------                 ------------
(Address of Principal Executive Offices of the depositor)         (Zip Code)


The depositor's telephone number, including area code (818) 225-3237
                                                      --------------

--------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.  Other Events.
---------   ------------

      On September 29, 2006, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 2006, by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2006-19 (the "Certificates"). The Certificates were issued on September 29, 2006. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

      The tables annexed as Exhibit 99.1 hereto describe characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

      The tables annexed hereto as Exhibit 99.2 describe characteristics of the final mortgage pool following the transfer to the Issuing Entity of all Subsequent Mortgage Loans during the Funding Period and as of the related Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans in the final mortgage pool as of the related Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

      On September 29, 2006, CHL entered into an interest rate Swap Contract (the "Swap Contract"), dated as of September 29, 2006, as evidenced by a Confirmation (the "Swap Contract Confirmation") between CHL and Lehman Brothers Special Financing Inc. (the "Swap Counterparty"). The Swap Contract Confirmation is annexed hereto as Exhibit 99.3.

      On September 29, 2006, the Swap Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, as defined below, entered into an ISDA Master Agreement (the "ISDA Master Agreement"), dated as of September 29, 2006. The ISDA Master Agreement is annexed hereto as Exhibit 99.4.

      On September 29, 2006, the Swap Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, entered into a schedule to the ISDA Master Agreement (the "Schedule"), dated as of September 29, 2006. The Schedule is annexed hereto as Exhibit 99.5.

      On September 29, 2006, the Swap Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, entered into an ISDA Credit Support Annex (the "Credit Support Annex"), dated as of September 29, 2006. The Credit Support Annex is annexed hereto as Exhibit 99.6.

      On September 29, 2006, Lehman Brothers Holdings Inc. issued a guarantee of the Swap Counterparty's performance under the Swap Contract (the "Swap Guarantee"), dated as of September 29, 2006. The Swap Guarantee is annexed hereto as Exhibit 99.7.

      On September 29, 2006, CHL entered into a Swap Contract Assignment Agreement (the "Swap Contract Assignment Agreement"), dated as of September 29, 2006, by and among CHL, The Bank of New York, as Swap Contract Administrator for the Trust and the Swap Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Swap Contract to the Swap Contract Administrator. The Swap Contract Assignment Agreement is annexed hereto as Exhibit 99.8.

      On September 29, 2006, CHL entered into a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement"), dated as of September 29, 2006, by and among CHL and The Bank of New York, as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.9.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

       (a)      Financial Statements of Businesses Acquired.
                --------------------------------------------

                Not applicable.

       (b)      Pro Forma Financial Information.
                --------------------------------

                Not applicable.

       (c)      Shell Company Transactions.
                ---------------------------

                Not applicable.

       (d)      Exhibits.
                ---------

                99.1              Characteristics of Initial Mortgage Pool

                99.2              Characteristics of the Final Mortgage Pool

                99.3              Swap Contract Confirmation

                99.4              ISDA Master Agreement

                99.5              Schedule to ISDA Master Agreement

                99.6              Credit Support Annex

                99.7              Swap Guarantee

                99.8              Swap Contract Assignment Agreement

                99.9              Swap Contract Administration Agreement

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWABS, INC.



                                              By:  /s/ Darren Bigby
                                                   ------------------
                                              Name:    Darren Bigby
                                              Title:   Vice President



Dated:  October 24, 2006


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


                                  Exhibit Index
                                  -------------


Exhibit No.                Description
-----------                -----------

99.1                       Characteristics of Initial Mortgage Pool

99.2                       Characteristics of the Final Mortgage Pool

99.3                       Swap Contract Confirmation

99.4                       ISDA Master Agreement

99.5                       Schedule to ISDA Master Agreement

99.6                       Credit Support Annex

99.7                       Swap Guarantee

99.8                       Swap Contract Assignment Agreement

99.9                       Swap Contract Administration Agreement


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